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                                                                  Exhibit 10.132


                          THIRD AMENDMENT TO BUSINESS
                          ---------------------------
                                LOAN AGREEMENT
                                --------------

         THIS THIRD AMENDMENT TO BUSINESS LOAN AGREEMENT (this "Amendment") is
                                                                ---------
entered into as of March 13th, 2001, by and between COLONIAL FULL SERVICE CAR
                         ----
WASH, INC. ("Borrower) and BANK ONE, NA, with its main office in Chicago,
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Illinois, successor by merger to Bank One, Texas, National Association.
("Bank").
  ----

         WHEREAS, Borrower and Bank entered into that certain Business Loan Agreement dated as of January 31, 2000 (as last amended by Second Amendment dated November 10, 2000, the "Loan Agreement"); and
                              --------------

         WHEREAS, the Loan Agreement governs the Loan or Loans as defined in the Loan Agreement; and

         WHEREAS, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Loan or Loans are hereinafter referred to collectively as the "Loan Documents"; and
                                             --------------

         WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

         Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                  ARTICLE II

                                   Amendment
                                   ---------

         Section 2.01 Effective as of December 31, 2000, the paragraph "ADDITIONAL AFFIRMATIVE COVENANT - MACE DEBT SERVICE COVERAGE RATIO" appearing in Exhibit "A" to the Loan Agreement is amended in its entirety to read as follows:

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         "ADDITIONAL AFFIRMATIVE COVENANT - MACE DEBT SERVICE COVERAGE RATIO.
         Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will cause Mace to comply with the following: Maintain, as of the end of each fiscal quarter, a ratio of
         (a) net income, plus amortization, depreciation, and interest expense, plus income taxes, for the preceding full twelve month period, to (b) current maturities of long term debt, plus current maturities of long term leases, plus interest expense, for the same such twelve month period, of not less than 1.25. to 1.0. All computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis."

         Section 2.02 Effective as of the date hereof, the paragraph "ADDITIONAL AFFIRMATIVE COVENANT - DEBT SERVICE COVERAGE RATIO" and "ADDITIONAL AFFIRMATIVE COVENANT - MODIFIED DEBT SERVICE COVERAGE RATIO" appearing on Exhibit "A" to the Loan Agreement are amended to respectively read as follows:

         "ADDITIONAL AFFIRAMTIVE COVENANT - DEBT SERVICE COVERAGE RATIO. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply with the following:
         Maintain, as of the end of each fiscal quarter, a ratio of (a) net income, plus amortization, depreciation, and interest expense, plus lease expense, for the preceding full twelve month period, to (b) current maturities of long term debt, plus current maturities of long term leases, plus operating lease expense, plus interest expense, for the same such twelve month period, of not less than 1.2 to 1.0. All computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis."

         "ADDITIONAL AFFIRMATIVE COVENANT - MODIFIED DEBT SERVICE COVERAGE RATIO. Borrower further covenants and agrees with Lender that, while this Agreement is in effect. Borrower will comply with the following:
         Maintain, as of the end of each fiscal quarter, a ratio of (a) net income, plus amortization, depreciation, and interest expense, plus lease expense, minus Distributions, for the preceding full twelve month period, to (b) current maturities of long term debt, plus current maturities of long term leases, plus operating lease expense, plus interest expense, for the same such twelve month period, of not less than 1 to 1. As used in this covenant, the term "Distributions" shall mean all dividends and other distributions made by Borrower to its parent, Mace Security International, Inc. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis."

                                  ARTICLE III

          Representations, Warranties, Ratification and Reaffirmation
          -----------------------------------------------------------

         Section 3.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that

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constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

         Section 3.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

                                  ARTICLE IV

                                 Miscellaneous
                                 -------------

         Section 4.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 4.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 4.03 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         EXECUTED as of the date first above written.


                              BORROWER:
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                              COLONIAL FULL SERVICE CAR WASH, INC.


                              By: /s/ Gregory M. Krzemien
                                  ----------------------------------------------

                              Name: GREGORY M. KRZEMIEN
                                    --------------------------------------------

                              Title: TREASURER
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                              BANK:
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                              BANK ONE, NA


                              By: /s/  Mark W. Warren
                                  ----------------------------------------------

                              Name: MARK W. WARREN
                                    --------------------------------------------

                              Title: SENIOR VICE-PRESIDENT
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